Exhibit 10.120

AMENDMENT TO LICENSE AGREEMENT 1993-04-0412

BETWEEN

CORTEX PHARMACEUTICALS

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

This Amendment (“Amendment”) to License Agreement Control No. 1993-04-0412 (“Agreement”) between Cortex Pharmaceuticals (“CORTEX”) and The Regents of the University of California (“THE REGENTS”) is effective as of the 24 day of August, 2010.

WHEREAS, CORTEX and THE REGENTS entered into the Agreement effective as of June 25th 1993, covering certain inventions developed by THE REGENTS as identified therein;

WHEREAS, CORTEX and THE REGENTS now desire to revise, add and clarify certain terms and provisions of the Agreement as set forth herein;

NOW THEREFORE, CORTEX and THE REGENTS amend the Agreement as follows:

1.	Section 1.1 of the Agreement shall be revised as follows:

ADD:

UC Case No.	US/Foreign App. No.	Filing Date
2004-180	11/044992	01/26/2005

REMOVE:

UC Case No.	Issued US Patent No.
2000-006-1	6110935
2000-006-2	6313115
2000-006-5	6730677

2.	Section 2.3 of the Agreement is amended to read as follows:

“2.3 Except as otherwise provided herein, the license granted in Section 2.1 shall be exclusive in all fields of use for the life of this Agreement. The license granted to UC Case No. 1991-207 shall be exclusive in all fields of use except for Respiratory Depression and vaso-occlusive crises associated with sickle cell disease for which the grant shall be non-exclusive for the life of this Agreement. Respiratory Depression is defined as a variety of conditions characterized by reduced frequency and inspiratory drive to cranial and spinal motor neurons.

Specifically, Respiratory Depression refers to conditions where the medullary neural network associated with respiratory rhythm generating activity does not respond to accumulating levels of PCO2 (or decreasing levels of PO2) in the blood and subsequently under stimulates motor neurons controlling lung musculature.”

All other terms of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA		CORTEX PHARMACEUTICALS

By:	/s/ Ronnie Hanecak	By:	/s/ Mark Varney
Name:	Ronnie Hanecak	Name:	Mark Varney
Title:	Assistant Vice Chancellor	Title:	President & CEO
Date:	August 23, 2010	Date:	August 24, 2010

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